EXHIBIT (i)(2)


[LETTERHEAD OF CHAPMAN AND CUTLER


                                       April 27, 1999


Integrity Fund of Funds, Inc.
1 North Main
Minot, North Dakota  58703

   Re:   Integrity Fund of Funds, Inc.

Gentlemen:

   We have served as counsel for the Integrity Fund of Funds, Inc. (the "Fund"), which proposes to offer and sell shares (the "Shares") in the manner and on the terms set forth in its Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended.

   In connection therewith, we have examined such pertinent records and docu-ments and matters of law as we have deemed necessary in order to enable us to express the opinions hereinafter set forth, including the Fund's Articles of Incorporation, Bylaws, Registration Statement, votes of the Fund's Board of Directors at its organizational meeting, and a certificate executed by an ap-propriate officer of the Fund certifying and attaching copies of the Fund's Articles of Incorporation, Bylaws, and certain actions of the Board of Directors of the Fund authorizing the issuance of Shares.

   In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document.

   Based upon the foregoing, we are of the opinion that:

   The Shares of the Fund which are currently being registered by the Registra-tion Statement referred to above may be legally and validly issued from time to time in accordance with the Fund's Articles of Incorporation dated June 1, 1994, the Fund's Bylaws; and subject to compliance with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and applic-able state laws regulating the sale of securities and the receipt by the Fund

Integrity Fund of Funds, Inc.
April 27, 1999
Page 2

of a purchase price of not less than the net asset value per share and such Shares, when so sold, will be legally issued and outstanding, fully paid and non-assessable.

   We hereby consent to the filing of this opinion as an exhibit to the Registration Statement (File No. 33-85332) relating to the Shares referred to above, to the use of our name and to the reference to our firm in said Registration Statement.

                                       Respectfully submitted,

                                                CHAPMAN AND CUTLER